                                                                    EXHIBIT 99.1


CONTACTS:

(MEDIA):     TONY LENTINI       (713/296-6227)
             BILL MINTZ         (713/296-7276)
             DAVID HIGGINS      (713/296-6690)

(INVESTOR):  ROBERT DYE         (713/296-6662)

(WEB SITE):  WWW.APACHECORP.COM


                                           FOR RELEASE AT 7:45 A.M. CENTRAL TIME


         APACHE'S 2004 EARNINGS CLIMB 49 PERCENT TO RECORD $1.7 BILLION,
       OR $5.03 PER SHARE, AS CASH FROM OPERATIONS, PRODUCTION, RESERVES
                             ALSO REACH NEW RECORDS

            FOURTH-QUARTER EARNINGS UP 90 PERCENT TO $1.52 PER SHARE

         Houston, Jan. 27, 2005 - Apache Corporation (NYSE, Nasdaq: APA) today reported that record production combined with continued strong commodity prices drove 2004 net income to a record $1.7 billion, or $5.03 per diluted common share, up from $1.1 billion, or $3.43 per share, in 2003.

         In the fourth quarter, Apache recorded net income of $507 million, or $1.52 per share, up 90 percent on a per-share basis from the year-earlier period. Apache earned $260 million, or 80 cents per share, in the fourth quarter of 2003.

          "We added 467 million barrels of oil equivalent from a capital investment of $3.4 billion, which fueled 7 percent production growth," said G. Steven Farris, president, chief executive officer and chief operating officer. "With that growth and strong commodity prices, Apache turned in a very good year. We enter 2005 with record production and a strong portfolio of drilling opportunities across our core areas."

                                     -more-

APACHE'S 2004 EARNINGS CLIMB 49 PERCENT - ADD ONE

         Apache's 2004 operational and financial highlights included:

         o Cash from operations before changes in operating assets and liabilities totaled $3.4 billion, up 22 percent from 2003. In the fourth quarter, cash from operations totaled $1.1 billion, up from $786 million in the year-earlier period. (Cash from operations before changes in operating assets and liabilities is a non-GAAP measure; see reconciliation below.)

         o Proved reserves increased for the 19th consecutive year, climbing 17 percent or 280 million barrels of oil equivalent (MMboe) after production and revisions, to 1.94 billion barrels of oil equivalent.

         o For the year, Apache produced an average of 448,000 barrels of oil equivalent (boe) per day, up from 417,000 boe per day in 2003. Apache's production has increased in 25 of the last 26 years.

         o In total, Apache added 467 MMboe of proved reserves through drilling and acquisitions during 2004, substantially more than the 164 MMboe produced during the year. Apache added proved reserves of 335 MMboe from exploration and development activities - the most ever - and 132 MMboe through acquisitions. The company spent $2.3 billion on exploration and development activities and $1.1 billion on acquisitions.

         o At year-end, Apache's debt was 24 percent of total capitalization despite $3.4 billion in spending for acquisitions and exploration and development activities.

         In the fourth quarter, Apache's production of 461,000 boe per day was up slightly from the third quarter despite the lingering effects from Hurricane Ivan in the Gulf of Mexico, which curtailed production by an estimated 9,700 barrels of oil and 34 million cubic feet (MMcf) of gas per day during the quarter.

                                     -more-

APACHE'S 2004 EARNINGS CLIMB 49 PERCENT - ADD TWO

         Apache's fourth-quarter financial results also included $44 million in other income - business interruption insurance for reimbursement for production lost because of the storm. Apache expects to file an additional claim for production curtailments continuing into 2005. Apache also incurred $12 million in additional expenses related to storm damage.

         A change in accounting rules concerning stock-based compensation has reduced the earlier projected fourth-quarter expense associated with achievement of goals in Apache's share appreciation plan to less than 1 cent per share. More than 1,900 employees were awarded shares of Apache stock after the company's share price doubled over the four-year term of the plan, which ended on Dec. 31, 2004. Non-executive employees were awarded more than 90 percent of the incentives.

         Apache Corporation is a large oil and gas independent with core operations in the United States, Canada, Egypt, the United Kingdom North Sea and Western Australia.

                                      -end-

         NOTE: Apache will webcast its conference call live at 1 p.m. Central Time on Jan. 27, 2005, from its Web site, www.apachecorp.com. The replay will be available on the Web site or by dialing (719) 457-0820 and using pass code 105392. The telephone replay will be available for one week beginning at approximately 5 p.m. on Jan. 27.

         This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding production, operating costs, exploration and acquisition activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

                               APACHE CORPORATION
                             FINANCIAL INFORMATION
                     (In thousands, except per share data)


                                                      FOR THE QUARTER                FOR THE YEAR
                                                     ENDED DECEMBER 31,            ENDED DECEMBER 31,
                                                  -------------------------     -------------------------
                                                     2004           2003           2004          2003
                                                  ----------     ----------     ----------     ----------
REVENUES AND OTHER:
Oil and gas production revenues                   $1,493,723     $1,069,413     $5,308,017     $4,198,920
Other                                                 41,180         (4,620)        24,560         (8,621)
                                                  ----------     ----------     ----------     ----------
                                                   1,534,903      1,064,793      5,332,577      4,190,299
                                                  ----------     ----------     ----------     ----------
OPERATING EXPENSES:
Depreciation, depletion and amortization             326,667        293,696      1,222,152      1,073,286
Asset retirement obligation accretion                 13,337         10,663         46,060         37,763
International impairments                                 --         12,813             --         12,813
Lease operating costs                                247,991        184,668        864,378        699,663
Gathering and transportation costs                    21,563         16,520         82,261         60,460
Severance and other taxes                             16,057         22,910         93,748        121,793
General and administrative                            49,373         45,427        173,194        138,524
China litigation provision                                --             --         71,216             --
                                                  ----------     ----------     ----------     ----------
  Total operating expenses                           674,988        586,697      2,553,009      2,144,302
                                                  ----------     ----------     ----------     ----------

OPERATING INCOME                                     859,915        478,096      2,779,568      2,045,997

FINANCING COSTS:
Interest expense                                      45,595         41,182        168,090        169,090
Amortization of deferred loan costs                      657            539          2,471          2,163
Capitalized interest                                 (11,797)       (14,819)       (50,748)       (52,891)
Interest income                                       (1,533)          (541)        (3,328)        (3,290)
                                                  ----------     ----------     ----------     ----------
  New financing costs                                 32,922         26,361        116,485        115,072
                                                  ----------     ----------     ----------     ----------


Preferred interests of subsidiaries                       --             --             --          8,688
                                                  ----------     ----------     ----------     ----------

INCOME BEFORE INCOME TAXES                           826,993        451,735      2,663,083      1,922,257
Provision for income taxes                           317,248        190,121        993,012        827,004
                                                  ----------     ----------     ----------     ----------

INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE         509,745        261,614      1,670,071      1,095,253
Cumulative effect of change in accounting
  principle, net of tax                               (1,317)            --         (1,317)        26,632
                                                  ----------     ----------     ----------     ----------
NET INCOME                                           508,428        261,614      1,668,754      1,121,885
Preferred stock dividends                              1,420          1,420          5,680          5,680
                                                  ----------     ----------     ----------     ----------
INCOME ATTRIBUTABLE TO COMMON STOCK               $  507,008     $  260,194     $1,663,074     $1,116,205
                                                  ==========     ==========     ==========     ==========

INCOME ATTRIBUTABLE TO COMMON STOCK
  BEFORE CHANGE IN ACCOUNTING PRINCIPLE           $  508,325     $  260,194     $1,664,391     $1,089,573
                                                  ==========     ==========     ==========     ==========

BASIC NET INCOME PER COMMON SHARE
Before change in accounting principle             $     1.55     $     0.80     $     5.10     $     3.38
                                                  ==========     ==========     ==========     ==========
After change in accounting principle              $     1.55     $     0.80     $     5.10     $     3.46
                                                  ==========     ==========     ==========     ==========

DILUTED NET INCOME PER COMMON SHARE
Before change in accounting principle             $     1.53     $     0.80     $     5.04     $     3.35
                                                  ==========     ==========     ==========     ==========
After change in accounting principle              $     1.52     $     0.80     $     5.03     $     3.43
                                                  ==========     ==========     ==========     ==========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING           327,203        324,248        326,046        322,498
                                                   ==========     ==========     ==========     ==========

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                                 (In thousands)


                                                               FOR THE QUARTER                     FOR THE YEAR
                                                              ENDED DECEMBER 31,                ENDED DECEMBER 31,
                                                         ----------------------------       ---------------------------
                                                            2004             2003              2004            2003
                                                         ----------       -----------       -----------     -----------
 COSTS INCURRED:
  North America exploration and development              $  447,096       $   267,448       $ 1,511,968     $   986,557

  International exploration and development                 277,859           139,386           829,153         466,215
                                                         ----------       -----------       -----------     -----------
                                                         $  724,955       $   406,834       $ 2,341,121     $ 1,452,772
                                                         ==========       ===========       ===========     ===========
  Acquisitions:
     Oil and gas properties                              $  573,019       $    66,794       $ 1,063,851     $ 1,568,106
     Gas gathering, transmission and processing
        facilities                                               --                --                --           5,484
                                                         ----------       -----------       -----------     -----------
                                                         $  573,019       $    66,794         1,063,851       1,573,590
                                                         ==========       ===========       ===========     ===========

  Capitalized interest                                   $   11,797       $    14,819       $    50,748     $    52,891
                                                         ==========       ===========       ===========     ===========

  Asset retirement costs                                 $   55,836       $   (36,100)      $   185,961     $   365,953
                                                         ==========       ===========       ===========     ===========

                                                        DECEMBER 31,     DECEMBER 31,
                                                            2004             2003
                                                        ------------     ------------
BALANCE SHEET DATA:
  Current Assets                                         $ 1,348,782      $   899,072
  Property and Equipment, net                             13,860,359       11,260,085
  Goodwill                                                   189,252          189,252
  Other Assets                                               104,087           67,717
                                                         -----------      -----------
  Total Assets                                           $15,502,480      $12,416,126
                                                         ===========      ===========

  Current Liabilities                                    $ 1,282,891      $   820,378
  Long-Term Debt                                           2,588,390        2,326,966
  Deferred Credits and Other Noncurrent Liabilities        3,426,778        2,735,984
  Shareholders' Equity                                     8,204,421        6,532,798
                                                         -----------      -----------
  Total Liabilities and Shareholders' Equity             $15,502,480      $12,416,126
                                                         ===========      ===========

  Common shares outstanding at end of period                 327,458          324,497


NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

                                                                FOR THE QUARTER                   FOR THE YEAR
                                                              ENDED DECEMBER 31,               ENDED DECEMBER 31,
                                                          -------------------------        ----------------------------
                                                             2004            2003             2004              2003
                                                          ----------       --------        ----------        ----------
  Net cash provided by operating activities               $  910,981       $626,791        $3,231,519        $2,705,900
  Changes in operating assets and liabilities                173,773        159,309           193,835            94,658
                                                          ----------       --------        ----------        ----------
  Cash from operations before changes in
       operating assets and liabilities                   $1,084,754       $786,100        $3,425,354        $2,800,558
                                                          ==========       ========        ==========        ==========

                               APACHE CORPORATION
                             FINANCIAL INFORMATION

                                                                   FOR THE QUARTER                      FOR THE YEAR
                                                                  ENDED DECEMBER 31,                 ENDED DECEMBER 31,
                                                            ------------------------------       -----------------------------
                                                               2004               2003               2004              2003
                                                            -----------        -----------       -----------       -----------
FINANCIAL DATA (In thousands, except
  per share data):

Revenues and other                                          $ 1,534,903        $ 1,064,793       $ 5,332,577       $ 4,190,299
                                                            ===========        ===========       ===========       ===========

Income Attributable to Common Stock                         $   507,008        $   260,194       $ 1,663,074       $ 1,116,205
                                                            ===========        ===========       ===========       ===========

Basic Net Income Per Common Share:
     Before change in accounting principle                  $      1.55        $      0.80       $      5.10       $      3.38
                                                            ===========        ===========       ===========       ===========
     After change in accounting principle                   $      1.55        $      0.80       $      5.10       $      3.38
                                                            ===========        ===========       ===========       ===========

Diluted Net Income Per Common Share:
     Before change in accounting principle                  $      1.53        $      0.80       $      5.04       $      3.35
                                                            ===========        ===========       ===========       ===========
     After change in accounting principle                   $      1.52        $      0.80       $      5.03       $      3.43
                                                            ===========        ===========       ===========       ===========

Weighted Average Common Shares Outstanding                      327,203            324,248           326,046           322,498
                                                            ===========        ===========       ===========       ===========

Diluted Shares Outstanding                                      332,878            327,280           330,477           325,330
                                                            ===========        ===========       ===========       ===========

PRODUCTION AND PRICING DATA:

NATURAL GAS VOLUME - Mcf PER DAY
   United States                                             636,559            685,704            646,619            665,156
   Canada                                                    340,590            328,089            326,965            318,528
   Egypt                                                     143,777            116,579            137,737            113,554
   Australia                                                 116,681            121,881            118,108            111,061
   North Sea                                                   2,172              1,400              1,871              1,714
   Argentina                                                   3,282              6,186              3,808              7,144
                                                           ---------          ---------          ---------          ---------
     Total                                                 1,243,061          1,259,839          1,235,108          1,217,157
                                                           =========          =========          =========          =========

AVERAGE NATURAL GAS PRICE PER MCF
   United States                                           $    5.82          $    4.70          $    5.45          $    5.22
   Canada                                                       5.84               4.16               5.30               4.69
   Egypt                                                        4.19               4.13               4.35               4.18
   Australia                                                    1.69               1.57               1.65               1.44
   North Sea                                                    7.87               5.94               5.53               2.77
   Argentina                                                    0.77               0.46               0.65               0.47
     Total                                                      5.24               4.18               4.91               4.61

OIL VOLUME - BARRELS PER DAY
   United States                                              70,144             71,982             67,872             69,404
   Canada                                                     24,993             25,450             25,305             25,220
   Egypt                                                      53,603             47,982             52,183             47,551
   Australia                                                  22,593             26,553             25,174             30,589
   North Sea                                                  61,680             40,950             52,836             29,260
   China                                                       8,960              7,943              7,583              2,791
   Argentina                                                     638                557                566                579
                                                           ---------          ---------          ---------          ---------
     Total                                                   242,611            221,417            231,519            205,394
                                                           =========          =========          =========          =========

AVERAGE OIL PRICE PER BARREL
   United States                                           $   44.03          $   27.38          $   38.75          $   27.48
   Canada                                                      44.14              28.58              38.57              29.06
   Egypt                                                       41.78              28.64              37.35              27.64
   Australia                                                   45.36              31.35              41.96              29.87
   North Sea                                                   26.29              24.13              24.22              25.40
   China                                                       33.16              26.82              32.88              26.33
   Argentina                                                   31.89              29.53              32.89              29.23
     Total                                                     38.72              27.65              35.24              27.76

NGL VOLUME - BARRELS PER DAY
   United States                                               8,416              8,504              8,268              7,578
   Canada                                                      2,359              1,515              2,588              1,565
                                                           ---------          ---------          ---------          ---------
     Total                                                    10,775             10,019             10,856              9,143
                                                           =========          =========          =========          =========

AVERAGE NGL PRICE PER BARREL
   United States                                           $   30.76          $   23.50          $   26.66          $   21.70
   Canada                                                      29.62              20.51              24.44              19.25
     Total                                                     30.51              23.05              26.13              21.28